FIRST INVESTORS SERIES FUND
                                 BLUE CHIP FUND
   SUPPLEMENT DATED OCTOBER 31, 2000 TO THE PROSPECTUS DATED JANUARY 28, 2000

The description of Portfolio Managers for the First Investors Blue Chip Fund in the section entitled "Who manages the Blue Chip Fund?" is hereby deleted and replaced with the following:

Dennis T. Fitzpatrick is the Portfolio Manager of the Fund. Mr. Fitzpatrick also manages other funds. Prior to October 2000, he was the Co-Portfolio Manager of each of these Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity and Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager for American International Group.

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                           FIRST INVESTORS SERIES FUND
                         FIRST INVESTORS SERIES FUND, II
                        FIRST INVESTORS GLOBAL FUND, INC.

     SUPPLEMENT DATED OCTOBER 31, 2000 TO THE PROSPECTUS DATED MAY 22, 2000

The description of Portfolio Managers for the Blue Chip Fund and the Growth and Income Fund included in the combined prospectus for the First Investors Series Fund, First Investors Global Fund Inc. and First Investors Series Fund II, Inc. in the section entitled "Fund Management" is deleted and replaced with the following:

Dennis T. Fitzpatrick serves as Portfolio Manager of the Growth and Income Fund and Blue Chip Fund. Mr. Fitzpatrick also manages another First Investors Fund. Prior to October 2000, he was the Co-Portfolio Manager of each of these Funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United
States Fidelity and Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.